                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 1998


                               METATEC CORPORATION
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             (Exact name of registrant as specified in its charter)


           Florida                       0-9220                  59-1698890
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(State or other jurisdiction of       (Commission               (IRS Employer
incorporation)                        File Number)           Identification No.)

7000 Metatec Boulevard, Dublin, Ohio                               43017
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (614) 761-2000


                                    No Change
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(Former name or former address, if changed since last report)

Item 5.      Other Events.
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         The information contained in the press release filed as Exhibit 99 is incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.
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             (c)      Exhibits.

Exhibit
No.          Description of Exhibit
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99           Press release issued July 16, 1998.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               METATEC CORPORATION



Date: July 16, 1998                            By /s/ JEFFREY M. WILKINS
                                                  ------------------------
                                                   Jeffrey M. Wilkins
                                                   Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
No.          Description of Exhibit
-------      ----------------------

99           Press release issued July 16, 1998.